UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2013

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

NEW YORK (State or Other Jurisdiction of Incorporation)	1-4482 (Commission File Number)	11-1806155 (IRS Employer Identification No.)

7459 SOUTH LIMA STREET, ENGLEWOOD, COLORADO  80112
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 7, 2013, the Registrant issued a press release announcing its fourth quarter 2012 earnings.  A copy of the press release is attached hereto as an Exhibit (99.1).

On February 7, 2013, the Registrant also issued a press release containing a Fourth Quarter 2012 CFO commentary related to its fourth quarter 2012 earnings.  A copy of that press release is attached hereto as an Exhibit (99.2).

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)           EXHIBITS
99.1 Earnings press release dated February 7, 2013.

99.2 CFO commentary press release dated February 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: February 7, 2013	By:	/s/ Peter S. Brown
	Name:	Peter S. Brown
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Earnings press release issued by Arrow Electronics, Inc., dated February 7, 2013.

99.2	CFO commentary press release issued by Arrow Electronics, Inc., dated February 7, 2013.